EXHIBIT 99.1

PCTEL Reports $23.7 Million in Third Quarter Revenue

BLOOMINGDALE, Ill. – November 8, 2017 – PCTEL, Inc. (NASDAQ: PCTI), a leader in Performance Critical TELecom solutions, announced its results for the third quarter and the three quarters ended September 30, 2017.

Highlights From Continuing Operations

•

Revenue of $23.7 million in the third quarter and $68.1 million year to date, an 13% increase in the quarter and a 11% increase year to date compared to last year. Connected Solutions revenue was up 5% in the quarter and 9% year to date. RF Solutions was up 50% in the quarter and up 16% year to date.

•	Gross profit margin of 42.9% in the third quarter and 41.9% year to date, up 340 basis points in the quarter and up 170 basis points year to date compared to last year.

•

Net income per diluted share of $0.04 in the third quarter and $0.04 year to date, compared to net income per diluted share of $0.01 per share in the quarter and a loss of $0.51 year to date last year.

•

Non-GAAP net income and adjusted EBITDA are measures the company uses to reflect the results of its core earnings. A reconciliation of those non-GAAP measures to our financial statements is provided later in the press release.

•	Non-GAAP net income per diluted share of $0.09 in the third quarter and $0.19 year to date, up $0.04 in the quarter and $0.06 year to date compared to last year.

•	Adjusted EBITDA margin as a percent of revenue of 11% in the third quarter and 9% year to date, up 270 basis points in the quarter and 110 basis points year to date compared to last year.

•

$36.5 million of cash and short-term investments and no debt at September 30, 2017. The Company generated free cash flow (cash flow from operations less capital spending) from continuing operations of approximately $2.1 million in the quarter and $5.0 million year to date.

“We are pleased to see revenue growth in both segments. Fleet and utilities markets continue to lead the growth in antennas and we closed several large scanning receiver deals through our OEM partners in the quarter.” said David Neumann, PCTEL’s CEO.  “PCTEL is well positioned to take advantage of the long-term growth opportunities in Industrial IoT, small cells and 5G, which require both performance critical antenna solutions and RF test equipment.”

CONFERENCE CALL / WEBCAST

PCTEL’s management team will discuss the Company’s results today at 4:30 p.m. ET. The call can be accessed by dialing (888) 782-2072 (U.S. / Canada) or (706) 679-6397 (International), conference ID: 47850702. The call will also be webcast at http://investor.pctel.com/events.cfm.

REPLAY: A replay will be available for two weeks after the call on either the website listed above or by calling (855) 859-2056 (U.S./Canada), or International (404) 537-3406, conference ID: 47850702.

About PCTEL

PCTEL, Inc. provides Performance Critical TELecom technology solutions. We are a leading global supplier of antennas and wireless network testing solutions. Our precision antennas are deployed in small cells, enterprise Wi-Fi access points, fleet management and transit systems, and in equipment and devices for the Industrial Internet of Things (IIoT). We offer in-house design, testing, radio integration, and manufacturing capabilities for our antenna customers. PCTEL’s test and measurement tools improve the performance of wireless networks globally, with a focus on LTE, public safety, and emerging 5G technologies. Network operators, neutral hosts, and equipment manufacturers rely on our scanning receivers and testing solutions to analyze, design, and optimize their networks.

For more information, please visit our website at http://www.pctel.com/.

PCTEL Safe Harbor Statement

This press release and our related comments in our earnings conference call contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Specifically, the statements regarding our future financial performance, growth of our Connected Solutions and RF Solutions businesses, anticipated demand for certain products (including antennas for small cell, enterprise WiFi, IoT and FirstNet applications), the impact of digital automation and the anticipated growth of public and private wireless systems are forward-looking statements within the meaning of the safe harbor. These statements are based on management’s current expectations and actual results may differ materially from those projected as a result of certain risks and uncertainties, including the impact of data densification and IoT on capacity and coverage demand, impact of 5G, customer demand for these types of products and services generally, growth and continuity in PCTEL’s vertical markets, and PCTEL’s ability to grow its wireless products business and create, protect and implement new technologies and solutions. These and other risks and uncertainties are detailed in PCTEL's Securities and Exchange Commission filings. These forward-looking statements are made only as of the date hereof, and PCTEL disclaims any obligation to update or revise the information contained in any forward-looking statement, whether as a result of new information, future events or otherwise.

# # #

For further information contact:

John SchoenMichael Rosenberg

CFODirector of Marketing

PCTEL, Inc.PCTEL, Inc.

(630) 372-6800(301) 444-2046

public.relations@pctel.com

PCTEL, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except share data)

	(unaudited)
	September 30,	December 31,
	2017	2016
ASSETS

Cash and cash equivalents	$6,527	$14,855
Short-term investment securities	29,979	18,456
Accounts receivable, net of allowance for doubtful accounts of $302 and $273 at September 30, 2017 and December 31, 2016, respectively	18,530	19,101
Inventories, net	12,828	14,442
Prepaid expenses and other assets	966	1,498
Current assets held for sale	0	50
Total current assets	68,830	68,402
Property and equipment, net	12,227	11,833
Goodwill	3,332	3,332
Intangible assets, net	2,403	3,275
Deferred tax assets, net	5,344	4,512
Other noncurrent assets	69	36
Non-current assets held for sale	0	776
TOTAL ASSETS	$92,205	$92,166

LIABILITIES AND STOCKHOLDERS’ EQUITY

Accounts payable	$5,185	$6,073
Accrued liabilities	6,734	7,177
Total current liabilities	11,919	13,250

Other long-term liabilities	430	391

Total liabilities	12,349	13,641

Stockholders’ equity:
Common stock, $0.001 par value, 100,000,000 shares authorized, 17,762,694 and 17,335,122 shares issued and outstanding at September 30, 2017 and December 31, 2016, respectively	18	17
Additional paid-in capital	134,441	134,480
Accumulated deficit	(54,508)	(55,590)
Accumulated other comprehensive loss	(95)	(382)
Total stockholders’ equity	79,856	78,525
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$92,205	$92,166

PCTEL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016

REVENUES	$23,665	$20,892	$68,136	$61,383
COST OF REVENUES	13,515	12,637	39,570	36,735
GROSS PROFIT	10,150	8,255	28,566	24,648
OPERATING EXPENSES:
Research and development	2,757	2,451	8,141	7,581
Sales and marketing	3,230	3,116	9,394	9,070
General and administrative	3,146	2,847	10,081	9,031
Amortization of intangible assets	124	124	372	408
Restructuring expenses	0	17	0	233
Total operating expenses	9,257	8,555	27,988	26,323
OPERATING INCOME (LOSS)	893	(300)	578	(1,675)
Other income, net	32	35	74	49
INCOME (LOSS) BEFORE INCOME TAXES	925	(265)	652	(1,626)
(Benefit) expense for income taxes	206	(354)	(68)	6,603
NET INCOME (LOSS) FROM CONTINUING OPERATIONS	719	89	720	(8,229)
NET INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAX BENEFIT (EXPENSE)	236	86	(148)	(4,125)
NET INCOME (LOSS)	$955	$175	$572	$(12,354)

Net Income (Loss) per Share From Continuing Operations:
Basic	$0.04	$0.01	$0.04	$(0.51)
Diluted	$0.04	$0.01	$0.04	$(0.51)

Net Income (Loss) per Share From Discontinued Operations:
Basic	$0.01	$0.01	$(0.01)	$(0.26)
Diluted	$0.01	$0.01	$(0.01)	$(0.26)

Net Income (Loss) per Share:
Basic	$0.06	$0.01	$0.03	$(0.77)
Diluted	$0.06	$0.01	$0.03	$(0.77)

Weighted Average Shares:
Basic	16,757	16,106	16,526	16,136
Diluted	17,065	16,245	16,830	16,136

Cash dividend per share	$0.055	$0.05	$0.155	$0.15

PCTEL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited, in thousands)

	Nine Months Ended September 30,
.	2017	2016

Operating Activities:
Net income (loss) from continuing operations	$720	$(8,229)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	1,913	1,994
Intangible asset amortization	872	908
Stock-based compensation	2,458	3,069
Loss on disposal/sale of property and equipment	18	4
Restructuring costs	(88)	112
Deferred tax provision	(282)	6,332
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	710	2,946
Inventories	1,809	2,793
Prepaid expenses and other assets	509	306
Accounts payable	(1,078)	(1,360)
Income taxes payable	(154)	(153)
Other accrued liabilities	(426)	(857)
Deferred revenue	95	12
Net cash provided by operating activities	7,076	7,877

Investing Activities:
Capital expenditures	(2,097)	(1,550)
Proceeds from disposal of property and equipment	1	1
Purchases of investments	(37,579)	(47,552)
Redemptions/maturities of short-term investments	26,056	54,181
Net cash (used in) provided by investing activities	(13,619)	5,080

Financing Activities:
Proceeds from issuance of common stock	1,375	649
Payments for repurchase of common stock	0	(4,095)
Payment of withholding tax on stock-based compensation	(1,190)	(365)
Principle payments on capital leases	(64)	(34)
Cash dividends	(2,730)	(2,589)
Net cash used in financing activities	(2,609)	(6,434)

Cash flows from discontinued operations:
Net cash used in operating activities	(697)	(321)
Net cash provided by (used in) investing activities	1,434	(149)

Net (decrease) increase in cash and cash equivalents	(8,415)	6,053
Effect of exchange rate changes on cash	87	(3)
Cash and cash equivalents, beginning of year	14,855	7,055
Cash and Cash Equivalents, End of Period	$6,527	$13,105

PCTEL, INC.
P&L INFORMATION BY SEGMENT - Continuing Operations (unaudited)
(in thousands)

	Three Months Ended September 30, 2017				Nine Months Ended September 30, 2017
	Connected Solutions	RF Solutions	Corporate	Total	Connected Solutions	RF Solutions	Corporate	Total

REVENUES	$17,988	$5,739	$(62)	$23,665	$52,125	$16,157	$(146)	$68,136

GROSS PROFIT	6,148	4,006	(4)	10,150	17,283	11,275	8	28,566

OPERATING (LOSS) INCOME	$2,684	$883	$(2,674)	$893	$6,775	$2,319	$(8,516)	$578

	Three Months Ended September 30, 2016				Nine Months Ended September 30, 2016
	Connected Solutions	RF Solutions	Corporate	Total	Connected Solutions	RF Solutions	Corporate	Total

REVENUES	$17,136	$3,814	$(58)	$20,892	$47,616	$13,931	$(164)	$61,383

GROSS PROFIT	5,771	2,497	(13)	8,255	15,035	9,620	(7)	24,648

OPERATING (LOSS) INCOME	$2,530	$(467)	$(2,363)	$(300)	$5,625	$344	$(7,644)	$(1,675)

Reconciliation of GAAP to non-GAAP Results - Continuing Operations (unaudited)
(in thousands except per share information)

Reconciliation of GAAP operating income (loss) to non-GAAP operating income - Continuing Operations (a)

		Three Months Ended September 30,		Nine Months Ended September 30,
		2017	2016	2017	2016

	Operating Income (Loss)	$893	$(300)	$578	$(1,675)

(a)	Add:
	Amortization of intangible assets
	-Cost of revenues	167	167	500	501
	-Operating expenses	124	124	372	408
	Restructuring	0	17	0	233
	TelWorx investigation:
	-General & Administrative	0	0	0	4
	Stock Compensation:
	-Cost of revenues	68	78	200	219
	-Engineering	128	183	394	525
	-Sales & Marketing	116	176	362	477
	-General & Administrative	349	541	1,501	1,847
		952	1,286	3,329	4,214
	Non-GAAP Operating Income	$1,845	$986	$3,907	$2,539
	% of revenue	7.8%	4.7%	5.7%	4.1%

Reconciliation of GAAP net income (loss) to non-GAAP net (loss) income - Continuing Operations (b)

		Three Months Ended September 30,		Nine Months Ended September 30,
		2017	2016	2017	2016

	Net Income (Loss)	$719	$89	$720	$(8,229)

	Adjustments:
(a)	Non-GAAP adjustment to operating income (loss)	952	1,286	3,329	4,214
(b)	Other income related to SEC investigation of TelWorx	0	0	0	(4)
(b)	Income Taxes	(132)	(538)	(785)	6,138
		820	748	2,544	10,348
	Non-GAAP Net Income	$1,539	$837	$3,264	$2,119

	Non-GAAP Earning per Share:
	Basic	$0.09	$0.05	$0.20	$0.13
	Diluted	$0.09	$0.05	$0.19	$0.13

	Weighed Average Shares:
	Basic	16,757	16,106	16,526	16,136
	Diluted	17,065	16,245	16,830	16,276

This schedule reconciles the Company's GAAP operating income (loss) and GAAP net income (loss) to its non-GAAP operating income and non-GAAP net income.  The Company believes that presentation of this schedule provides meaningful supplemental information to both management and investors that is indicative of the Company's core operating results and facilitates comparison of operating results across reporting periods.  The Company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and forecasting purposes.  These non-GAAP measures should not be viewed as a substitute for the Company's GAAP results.

(a) These adjustments reflect stock based compensation expense, amortization of intangible assets, restructuring charges, and general and administrative expenses associated with the SEC investigation of TelWorx.

(b) These adjustments include the items described in footnote (a) as well as other income for insurance claims related to the SEC investigation of TelWorx, legal settlements, and non-cash income tax expense.

Reconciliation of GAAP to non-GAAP SEGMENT INFORMATION - Continuing Operations (unaudited) (a)
(in thousands)

	Three Months Ended September 30, 2017				Nine Months Ended September 30, 2017
	Connected Solutions	RF Solutions	Corporate	Total	Connected Solutions	RF Solutions	Corporate	Total

Operating Income (Loss)	$2,684	$883	$(2,674)	$893	$6,775	$2,319	$(8,516)	$578
Add:
Amortization of intangible assets:
-Cost of revenues	0	167	0	167	0	500	0	500
-Operating expenses	39	85	0	124	117	255	0	372
Stock Compensation:
-Cost of revenues	40	28	0	68	121	79	0	200
-Engineering	63	65	0	128	180	214	0	394
-Sales & Marketing	77	39	0	116	242	120	0	362
-General & Administrative	46	17	286	349	134	49	1,318	1,501
	265	401	286	952	794	1,217	1,318	3,329
Non-GAAP Operating (Loss) Income	$2,949	$1,284	$(2,388)	$1,845	$7,569	$3,536	$(7,198)	$3,907

	Three Months Ended September 30, 2016				Nine Months Ended September 30, 2016
	Connected Solutions	RF Solutions	Corporate	Total	Connected Solutions	RF Solutions	Corporate	Total

Operating (Loss) Income	$2,530	$(467)	$(2,363)	$(300)	$5,625	$344	$(7,644)	$(1,675)
Add:
Amortization of intangible assets:
-Cost of revenues	0	167	0	167	0	501	0	501
-Operating expenses	39	85	0	124	153	255	0	408
Restructuring expenses	0	17	0	17	44	116	73	233
TelWorx investigation:
-General & Administrative	0	0	0	0	0	0	4	4
Stock Compensation:
-Cost of Goods Sold	51	27	0	78	135	84	0	219
-Engineering	52	131	0	183	124	401	0	525
-Sales & Marketing	138	38	0	176	340	137	0	477
-General & Administrative	66	92	383	541	158	258	1,431	1,847
	346	557	383	1,286	954	1,752	1,508	4,214
Non-GAAP Operating (Loss) Income	$2,876	$90	$(1,980)	$986	$6,579	$2,096	$(6,136)	$2,539

This schedule reconciles the Company's GAAP operating income (loss) by segment to its non-GAAP operating income (loss).  The Company believes that presentation of this schedule provides meaningful supplemental information to both management and investors that is indicative of the Company's core operating results and facilitates comparison of operating results across reporting periods.  The Company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and forecasting purposes.  These non-GAAP measures should not be viewed as a substitute for the Company's GAAP results.

(a) These adjustments reflect stock based compensation expense, amortization of intangible assets, restructuring charges, and general and administrative expenses associated with the SEC investigation of TelWorx.

PCTEL, Inc.
Reconciliation of GAAP operating income (loss) to Adjusted EBITDA - Continuing Operations (a)
(unaudited, in thousands)

		Three Months Ended September 30,		Nine Months Ended September 30,
		2017	2016	2017	2016

	Operating Income (Loss)	893	$(300)	$578	$(1,675)

(a)	Add:
	Depreciation and amortization	652	674	1,914	1,994
	Intangible amortization	291	291	872	909
	Stock compensation expenses	661	978	2,457	3,068
	Restructuring expense	0	17	0	233
	TelWorx investigation- operating expenses	0	0	0	4
	Adjusted EBITDA	$2,497	$1,660	$5,821	$4,533
	% of revenue	10.6%	7.9%	8.5%	7.4%

This schedule reconciles the Company's GAAP operating income (loss) to Adjusted EBITDA.  The Company believes that this schedule provides meaningful supplemental information to both management and investors that is indicative of the Company's core operating results and facilitates comparison of operating results across reporting periods.  The Company uses Adjusted EBITDA when evaluating its financial results as well as for internal planning and forecasting purposes.  Adjusted EBITDA should not be viewed as a substitute for the Company's GAAP results.

(a) Adjusted EBITDA is defined as net income before interest, income taxes, depreciation and amortization.  These adjustments reflect depreciation, amortization of intangible assets, stock compensation expenses, restructuring expenses, and general and administrative expenses associated with the SEC investigation of TelWorx.